               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): August 10 , 1994
                                                              ---



                                   KEYCORP
            (Exact name of registrant as specified in its charter)




         Ohio                       0-850                     34-6542451
  (State or other             (Commission file              (IRS Employer
  jurisdiction of                  number)                  identification
   incorporation)                                               number)


                127 Public Square, Cleveland, Ohio 44114-1306
         (Address of principal executive offices, including zip code)




      Registrant's telephone number, including area code: (216) 689-3000


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Item 5.   Other Events


          KeyCorp (``KeyCorp'') and CS First Boston Corporation, Goldman, Sachs & Co., Kidder, Peabody & Co. Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc (collectively, the ``Agents''), have executed a Distribution Agreement (the ``Agreement''), dated as of August 10, 1994, in connection with KeyCorp's Medium-Term Note Program and KeyCorp's Universal Shelf Registration Statement, as amended, which was filed by KeyCorp with the Commission on May 16, 1994 and became effective by order of the Commission on June 10, 1994 (the ``Shelf Registration Statement''). A form of the Agreement was previously filed with the Commission as Exhibit 1(b) to Amendment No. 2 to the Shelf Registration Statement on June 10, 1994. A copy of the executed Agreement is attached to this Form 8-K as Exhibit 1(a). Also attached to this Form 8-K are (a) forms of each of the Notes to be issued in connection with KeyCorp's Medium-Term Note Program and (b) a Computation of KeyCorp's Consolidated Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends, reflecting, in part, June 30, 1994 data.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


(c)      Exhibits
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1(a)     Distribution Agreement, by and among KeyCorp and the Agents, dated
         August 10, 1994.
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4(a)     Form of Medium-Term Note, Series B (Fixed Rate).


4(b)     Form of Medium-Term Note, Series B (Floating Rate).


4(c)     Form of Subordinated Medium-Term Note, Series A (Fixed Rate).


4(d)     Form of Subordinated Medium-Term Note, Series A (Floating Rate).


12 Computation of KeyCorp's Consolidated Ratios of Earnings to Fixed Charges and Preferred Stock Dividends.






                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                KEYCORP
                                             (Registrant)







Date:  August 12, 1994
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                                      /s/ Lee Irving
                                      ________________________________
                                      By:  Lee Irving
                                           Executive Vice President,
                                           Treasurer and Chief
                                           Accounting Officer